Exhibit 32

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY OF 2002

     In connection with the registration statement of Metal Mines, Inc. on Form 10-SB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that to the best of his knowledge:

1.   The registration statement fully complies with the requirements of
     Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the registration statement fairly presents, in all material respects, the financial condition and results of operation of the Company.


August 26, 2003                 /s/ Thomas H. Burke
                                ------------------------------------
                                Thomas H. Burke
                                Chairman and CEO